                                                              Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                         FPA Crescent Fund, a series of FPA
                                              Funds Trust

Address:                                      11601 Wilshire Blvd.
                                              Suite 1200
                                              Los Angeles, CA 90025

Date of Event
Requiring Statement:                          11/01/18

Name:                                         J. Richard Atwood

Address:                                      11601 Wilshire Blvd.
                                              Suite 1200
                                              Los Angeles, CA 90025

Date of Event Requiring Statement:            11/01/18

Name:                                         Steven T. Romick

Address:                                      11601 Wilshire Blvd.
                                              Suite 1200
                                              Los Angeles, CA 90025

Date of Event Requiring Statement:            11/01/18

Name:                                         Brian A. Selmo

Address:                                      11601 Wilshire Blvd.
                                              Suite 1200
                                              Los Angeles, CA 90025

Date of Event Requiring Statement:            11/01/18

Name:                                         Mark Landecker

Address:                                      11601 Wilshire Blvd.
                                              Suite 1200
                                              Los Angeles, CA 90025

Date of Event Requiring Statement:            11/01/18